UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K/A

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025 (March 12, 2025)

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Spirit Aviation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-276992	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Radiant Drive Dania Beach, Florida 33004
(Address of principal executive offices, including zip code)

(954) 447-7920
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 13, 2025, in connection with Spirit Aviation Holdings, Inc.’s, a Delaware corporation (“Spirit” or the “Company”), previously announced emergence from chapter 11 on March 12, 2025 (the “Effective Date”), the Company filed a Current Report on Form 8-K (the “Initial Report”) as the initial report of the Company to the Securities and Exchange Commission (the “SEC”) and as notice that the Company is the successor issuer to Spirit Airlines, Inc. (“Former Spirit“) under Rule 15d-5 under the Exchange Act, as amended on March 24, 2025 (the “First Amended Report”). This Current Report on Form 8-K/A (the “Second Amended Report”) should be read in conjunction with the Initial Report and the First Amended Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Composition of Committees

As previously disclosed in the Initial Report, the Company’s board of directors (the “Board”) appointed Edward M. Christie, III, Robert A. Milton, David N. Siegel, Timothy Bernlohr, Eugene I. Davis, Andrea Fischer Newman and Radha Tilton (collectively, the “Appointees”) to the Board on the Effective Date. At the time of filing of the Initial Report, the Board had not yet determined Board committee assignments for any of the Appointees. As previously disclosed in the First Amended Report, on March 24, 2025, the Company announced that the Board had appointed members of its Audit and Risk Management Committee. On March 31, 2025, the Board constituted the remainder of its standing committees.

The composition of the Compensation Committee, Nominating and Corporate Governance Committee and Strategy and Finance Committee of the Company is as follows:

Compensation Committee Timothy Bernlohr (Chair) Eugene I. Davis Andrea Fischer Newman Radha Tilton

Nominating and Corporate Governance Committee Andrea Fischer Newman (Chair) Eugene I. Davis Timothy Bernlohr Radha Tilton

Strategy and Finance Committee David N. Siegel (Chair) Robert A. Milton Timothy Bernlohr Eugene I. Davis Andrea Fischer Newman Radha Tilton

Cautionary Statement Regarding Forward-Looking Statements

This Second Amended Report contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the Company’s ability to refinance, extend or repay its near and intermediate term debt, the Company’s substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments, the restructuring process and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the SEC, including the detailed factors discussed under the heading “Risk Factors” in Former Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Furthermore, such forward-looking statements speak only as of the date of this Amended Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2025

SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel